Exhibit 10.4

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") is effective as of October 19, 2010 (the “Effective Date”), by and among ATB Company, a Colorado corporation, with address at 5376 Donora Ave., Las Vegas, NV 89141 (the "Seller") and Enviro-Energies Holdings, Inc., a Delaware corporation (the "Purchaser").

AGREEMENT

It is agreed as follows:

1.           PURCHASE AND SALE OF SHARES.

Sale and Purchase of Securities. In reliance upon the representations and warranties of the Seller and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Seller shall sell to the Purchaser and the Purchaser shall purchase from the Seller: 2,600,000 restricted shares of common stock of Community Alliance, Inc. a Nevada corporation (the "Company") for a purchase price of US $357,000 (the "Purchase Price"). The common stock of the Company is referred to herein as the "Shares." Seller and Purchaser (or affiliates thereof) have previously entered into the Escrow Agreement (attached as Exhibit A to this Agreement, the “Escrow Agreement”) for the transaction contemplated by this Agreement and the delivery of the Shares and the Purchase Price shall be conditioned upon a mutual release and close of the escrow by the Seller and Purchaser, provided that the terms and conditions of such Escrow Agreement shall be revised and amended in connection with the parties’ entry into this Agreement to reflect the terms and conditions of this Agreement as set forth herein.  The Shares were previously purchased by Seller from Phillip A. Ray and Ruth Daily (“Prior Owners”), the officers and Directors of the Company pursuant to that certain Stock Purchase Agreement effective May 20, 2010, by and between Seller and the Prior Owners (which agreement mistakenly references Trevor Porrata and not Seller as the purchaser on the first page thereof).

2.           THE CLOSING.

2.1           Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of Shares contemplated by this Agreement (the "Closing") shall take place at the offices of the Seller's counsel or at such other place as the Seller and the Purchaser shall agree in writing, concurrently with the execution of this Agreement.

2.2           Deliveries by Purchaser. The Purchaser shall deliver a check or wire transfer pursuant to the instructions to be provided by Seller, in the amount of the Purchase Price as follows:

2.2.1           US $357,000 cash as of the Closing.

2.3           Deliveries by Seller. At the Closing, the Seller will deliver the following to the Purchaser:

2.3.1           The certificates representing the Shares purchased by the Purchaser against payment of the Purchase Price. Each such Share shall be in definitive form duly endorsed or delivered with blank stock powers appropriately executed and medallion guaranteed, in form suitable for the transfer to the name of the Purchaser.

3.           REPRESENTATIONS AND WARRANTIES OF SELLER.

As a material inducement to the Purchaser to enter into this Agreement and to acquire the Shares, the Seller represents and warrants that the following statements are true and correct in all material respects, except as expressly qualified or modified herein.

3.1           Validity of Transactions. This Agreement, and each document executed and delivered by the Seller in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Seller and is each the valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

3.2           Valid Issuance of Shares. The Shares that are being sold to the Purchaser hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

3.3           No Violation. The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Seller, as the case may be, or the Articles of Incorporation or Bylaws of the Seller, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Seller pursuant to the terms of any agreement or instrument by which the Seller or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Seller to enter into, execute or perform this Agreement.

3.4           Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, the offer, sale and delivery of the Shares will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act" or the “Act”), and registration of the Shares under the Securities Act is not required. The Seller shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.

3.5           Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement have been or will be, on a timely basis, duly obtained and are effective. No stop order or other order enjoining the sale of the Shares have been issued and no proceedings for such purpose are pending or to the knowledge of the Seller, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. The sale of the Shares is legally permitted by all laws and regulations to which the Purchaser and the Seller are subject.

3.6           Litigation.  There are no claims pending or, to the knowledge of the Seller, threatened against or affecting the Company or any of its assets, liabilities and properties before or by any governmental authority or any other person.  The Seller has no knowledge of the basis for any claim, which alone or in the aggregate:  (a) could reasonably be expected to result in any liability with respect to either of the Company; or (b) seeks to restrain or enjoin the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby.  There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against the Company or any of its assets and properties.

3.7           Filings.  All of the Company’s SEC filings are accurate in all material respects and contain all necessary disclosures.  The Company is not under and has no knowledge of any facts that would give rise to the SEC sanctioning or otherwise imposing any restrictions on the Company’s ability to file a registration statement or permit that registration statement from going effective in the SEC’s ordinary course.

3.8           Title to Shares.  Seller is the sole record and beneficial owner of the Shares set forth on the signature page hereof (“Seller’s Shares”) and has good and marketable title to all of the Seller’s Shares, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances and shall not, until the transactions contemplated by this Agreement are closed, or this Agreement is terminated, sell, hypothecate, encumber, transfer or otherwise dispose of the Seller’s Shares.   Seller has sole managerial and dispositive authority with respect to such Seller’s Shares and has not granted any person a proxy or option to buy the Seller’s Shares that has not expired or been validly withdrawn.  The sale and delivery of the Seller’s Shares to Purchaser pursuant to this Agreement will vest in Purchaser the legal and valid title to the Seller’s Shares, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”).   Notwithstanding the above statements set forth in this Section 3.8, the transfer of the Shares from the Prior Owners to the Seller has not been affected to date, and as such, although Seller is the sole record and beneficial owner of the Shares, the certificates evidencing such Shares still reference the name of the Prior Owners and not the Seller.

3.9           Brokers, Finders and Financial Advisors.  No broker, finder or financial advisor has acted for Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with Seller.

4.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents, warrants, and covenants with the Seller as follows:

4.1           Legal Power. The Purchaser has the requisite power to enter into this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

4.2           Due Execution. This Agreement has been duly executed and delivered by Purchaser, and, upon due execution and delivery by the Seller, this Agreement will be a valid and binding agreement of the Purchaser.

4.3           Receipt of Restricted Securities. The Purchaser has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that the Shares are being offered and sold pursuant to Section 4(1) of the Securities Act, and that the Seller's reliance upon Section 4(1) of the Securities Act is predicated in part on the Purchaser's representations as contained herein.

4.3.1  The Purchaser recognizes that the Shares have not been registered under the Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the Act or unless an exemption from registration is available.  The Purchaser may not sell the Shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Seller's counsel, an applicable exemption from registration is available.

4.3.2  The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Act, in a manner which would require registration under the Securities Act or any state securities laws.  No one other than the Purchaser will have any beneficial interest in said securities.

4.4           Purchaser Sophistication and Ability to Bear Risk of Loss. The Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the Purchaser's financial condition. The Purchaser otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

4.5           Investment Experience.  The Purchaser understands that purchase of the Shares involves substantial risk.  The Purchaser represents and warrants to Seller and the Company that Purchaser:

4.5.1 Has experience as a purchaser in securities of companies in the development stage and acknowledges that it can bear the economic risk of Purchaser’s investment in the Shares;

4.5.2 Has such knowledge and experience in financial, tax and business matters so as to enable Purchaser to evaluate the merits and risks of an investment in the Shares, to protect Purchaser’s own interests in connection with the investment and to make an informed investment decision with respect thereto;

4.5.3  Recognizes that an investment in the Company is a speculative venture and that the total amount of funds tendered to purchase the Shares is placed at risk and may be completely lost.  The purchase of Shares as an investment involves special risks.  The Purchaser has read and reviewed the Company’s latest periodic and current report filings on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov (including the audited and unaudited financial statements contained therein, the risk factors, results of operations and business operations discussion contained therein) and has therefore received and reviewed information regarding the Company similar to what would be found in a Registration Statement filing under the Act; and

4.5.4   Understands and agrees that a legend is present on the Shares and will be placed on any and all certificates evidencing the Shares in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

4.7         Brokers, Finders and Financial Advisors.  No broker, finder or financial advisor has acted for Purchaser in connection with this Agreement or the transactions contemplated hereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with Purchaser.

5.           FURTHER ASSURANCES; COOPERATION.

5.1          Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Seller or the Purchaser, and without further consideration, the Seller (a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Seller or the Purchaser may reasonably deem necessary or desirable in order to confirm the Purchaser's title to the Shares, and (b) will execute such documents as and take such action as the Seller or the Purchaser may reasonably deem necessary or desirable in order to prepare and file any future SEC Reports that the Seller seeks to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

6.           MISCELLANEOUS.

6.1          Governing Law and Venue. This Agreement shall be governed by and construed under the laws of the State of California. Venue for any legal action or dispute shall be the County of San Diego, State of California.

6.2           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.3           Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.  For the sake of clarity and in an abundance of caution, this Agreement shall amend, replace and supersede any and all other agreements, understandings or documents previously entered into between the Seller and Purchaser or any affiliates or related parties of the Seller and Purchaser relating to or contemplating the sale of the Shares (the “Prior Agreements”), which Prior Agreements the parties hereto confirm were never consummated or finalized and incorrectly referenced and described the proposed sale of the Shares by the Seller to the Purchaser as accurately set forth herein, and as effective as of the Effective Date.

6.4           Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.5           Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Seller and the Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Seller.

6.6           Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested).

6.7           Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

6.8           Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above to be effective as of the Effective Date.

SELLER:

ATB Company

By: /s/ Judith Ritter

Its: President

Printed Name: Judith Ritter

PURCHASER:

Enviro-Energies Holdings, Inc.

By: /s/ James A. Rowan

Its: CEO

Printed Name: James A. Rowan

Exhibit A
Escrow Agreement